UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 07, 2025

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

770 First Avenue, Suite 425
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On March 4, 2025, Mitek Systems, Inc. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”). As of January 17, 2025, the record date for the Annual Meeting, there were 45,231,214 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, a total of 37,006,555 shares of the Company’s common stock were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter. Voting results are, when applicable, reported by rounding fractional share voting down to the nearest round number. These proposals, each of which was approved by our stockholders at the Annual Meeting, are more fully described in the Company's definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on January 28, 2025 (the "Proxy Statement").

1.A proposal to elect the following eight directors to serve until the Company’s 2026 annual meeting of stockholders and until their respective successors have been elected and qualified: Scott R. Carter, James D. Fay, Rahul Gupta, Susan J. Repo, Mark Rossi, Kimberly S. Stevenson, Donna C. Wells and Edward H. West.

	For	Withheld	Broker Non-Votes
Scott R. Carter	24,634,614	1,754,401	10,617,540
James D. Fay	25,807,025	581,990	10,617,540
Rahul Gupta	24,785,093	1,603,922	10,617,540
Susan J. Repo	23,720,203	2,668,812	10,617,540
Mark Rossi	25,789,952	599,063	10,617,540
Kim S. Stevenson	22,673,841	3,715,174	10,617,540
Donna C. Wells	21,518,409	4,870,606	10,617,540
Edward H. West	25,790,634	598,381	10,617,540

2.A proposal to ratify the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025;

For	Against	Abstained
36,175,833	282,762	547,960

3.A proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as presented in the Proxy Statement.

For	Against	Abstained	Broker Non-Votes
15,249,136	9,350,773	1,789,106	10,617,540

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

March 7, 2025	By:	/s/ David Lyle
David Lyle
Chief Financial Officer